UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2007 (July 10, 2007)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

001-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 11, 2007, Banner Pipeline, LLC, a wholly owned subsidiary of Continental Resources, Inc. (“Continental”), signed a crude oil gathering agreement with Banner Transportation, LLC (“Banner”), an affiliated entity, for the gathering of crude oil from wells in Richland County, Montana. Banner constructed and owns the crude oil gathering system. All of the common stock of Banner is owned by Harold Hamm, the principal shareholder, Chairman and Chief Executive Officer of Continental. The principal terms of the agreement include a $1.04 per barrel fee for gathered barrels delivered to third-party pipelines connected to the system and a $.10 per barrel unloading fee for trucked barrels delivered into the system. The term of the agreement is month-to-month. The Audit Committee of the Board of Directors of Continental reviewed the contract and recommended approval of the agreement. The Board of Directors determined that the agreement was in the best interests of Continental and on terms no less favorable to Continental than could have been achieved with an unaffiliated party on July 9, 2007. A copy of the agreement is filed as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure

On July 10, 2007, Continental Resources, Inc. issued a press release announcing that it has entered into fixed-price swaps covering 10,000 barrels of oil per day for the period from August 2007 through April 2008. During each month of the contract, Continental Resources will receive a fixed-price of $72.90 per barrel and will pay to the counterparties the average of the NYMEX crude oil futures contract settlement prices for such month. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Exhibit Number	Description
99.1	Crude oil gathering agreement between Banner Pipeline Company, LLC, a wholly owned subsidiary of Continental Resources, Inc., and Banner Transportation Company LLC dated July 11, 2007.

99.2	Press release dated July 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Dated: July 11, 2007	By:	/s/ John D. Hart
John D. Hart Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Crude Oil gathering agreement between Banner Pipeline Company, LLC, a wholly owned subsidiary of Continental Resources, Inc., and Banner Transportation Company LLC dated July 11, 2007.

99.2	Press release dated July 10, 2007